DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY
TOTAL RETURN PERFORMANCE
SIX MONTHS
--------------------------------------------------------------------------------


Initial Investment             $1,000.00
Beginning OFFER                   $12.19
Initial Shares                    82.034


 Fiscal  Beginning  Dividends   Reinvested      Cumulative
  Year    Shares    for Period    Shares          Shares

---------------------------------------------------------------
  1996    82.034      $0.365       2.436               84.470
---------------------------------------------------------------







Ending Shares                     84.470
Ending NAV                   x    $13.24
                               ----------
Investment Return              $1,118.38





Total Return Performance
------------------------
Investment Return              $1,118.38
Less Initial Investment        $1,000.00
                               ----------
                                 $118.38 /$1,000.00 x 100



Total Return:                      11.84%

DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)

--------------------------------------------------------------------------------


Initial Investment             $1,000.00
Beginning OFFER                   $12.71
Initial Shares                    78.660



  Fiscal  Beginning  Dividends   Reinvested   Cumulative
   Year    Shares    for Period    Shares       Shares

--------------------------------------------------------
  1996    78.660      $0.020       0.147         78.807
--------------------------------------------------------







Ending Shares                     78.807
Ending NAV                   x    $13.17
                               ----------
                               $1,037.89
Less CDSC                         $10.09
                               ----------
Investment Return              $1,027.80


Total Return Performance
------------------------
Investment Return              $1,027.80
Less Initial Investment        $1,000.00
                               ----------
                                  $27.80 /$1,000.00 x 100




Total Return:                       2.78%

DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                 $12.71
Initial Shares                  78.678



Fiscal  Beginning  Dividends  Reinvested  Cumulative
 Year     Shares   for Period   Shares     Shares

-----------------------------------------------------
  1996      78.678    $0.020     0.129      78.807
-----------------------------------------------------




Ending Shares                   78.807
Ending NAV                      $13.17
                             ----------
Investment Return            $1,037.88



Total Return Performance
------------------------
Investment Return            $1,037.88
Less Initial Investment      $1,000.00
                             ----------
                                $37.88 $1,000.00 x 100




Total Return:                     3.78%

DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment               $1,000.00
Beginning OFFER                     $12.24
Initial Shares                      81.699



  Fiscal  Beginning   Dividends   Reinvested    Cumulative
   Year     Shares    for Period    Shares         Shares

-----------------------------------------------------------
  1996      81.699     $0.385        2.567          84.266
-----------------------------------------------------------



Ending Shares                       84.266
Ending NAV                    x     $13.17
                                -----------
                                 $1,109.78
Less CDSC                           $10.00
                                -----------
Investment Return                $1,099.78


Total Return Performance
------------------------
Investment Return                $1,099.78
Less Initial Investment          $1,000.00
                                -----------
                                    $99.78 / $1,000.00 x 100




Total Return:                         9.98%

DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)

--------------------------------------------------------------------------------


Initial Investment           $1,000.00
Beginning OFFER                 $12.24
Initial Shares                  81.699



  Fiscal  Beginning Dividends  Reinvested  Cumulative
   Year    Shares   for Period   Shares       Shares

-------------------------------------------------------
  1996    81.699    $0.385       2.567        84.266
-------------------------------------------------------




Ending Shares                   84.266
Ending NAV                 x    $13.17
                            -----------
Investment Return            $1,109.78



Total Return Performance
------------------------
Investment Return            $1,109.78
Less Initial Investment      $1,000.00
                            -----------
                               $109.78 /$1,000.00 x 100




Total Return:                    10.98%

DELAWARE GROUP GLOBAL ASSETS FUND A
TOTAL RETURN PERFORMANCE
SIX MONTHS
--------------------------------------------------------------------------------


Initial Investment             $1,000.00
Beginning OFFER                   $12.19
Initial Shares                    82.034


  Fiscal  Beginning  Dividends   Reinvested    Cumulative
   Year    Shares    for Period    Shares        Shares

-----------------------------------------------------------
  1996    82.034      $0.160       1.060           83.094
-----------------------------------------------------------







Ending Shares                     83.094
Ending NAV                   x    $12.76
                               ----------
Investment Return              $1,060.28





Total Return Performance
------------------------
Investment Return              $1,060.28
Less Initial Investment        $1,000.00
                               ----------
                                  $60.28 /$1,000.00 x 100



Total Return:                       6.03%

DELAWARE GROUP GLOBAL ASSETS FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)

--------------------------------------------------------------------------------


Initial Investment             $1,000.00
Beginning OFFER                   $12.03
Initial Shares                    83.126


  Fiscal  Beginning  Dividends   Reinvested     Cumulative
   Year    Shares    for Period    Shares          Shares

--------------------------------------------------------------
  1996    83.126      $0.060       0.415               83.541
--------------------------------------------------------------








Ending Shares                     83.541
Ending NAV                   x    $12.22
                               ----------
                               $1,020.87
Less CDSC                         $10.00
                               ----------
Investment Return              $1,010.87


Total Return Performance
------------------------
Investment Return              $1,010.87
Less Initial Investment        $1,000.00
                               ----------
                                  $10.87 /$1,000.00 x 100




Total Return:                       1.09%

DELAWARE GROUP GLOBAL ASSETS FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)

--------------------------------------------------------------------------------


Initial Investment           $1,000.00
Beginning OFFER                 $12.03
Initial Shares                  83.126


  Fiscal  Beginning  Dividends  Reinvested   Cumulative
   Year     Shares   for Period   Shares      Shares

-------------------------------------------------------
  1996      83.126    $0.060     0.415         83.541
-------------------------------------------------------





Ending Shares                   83.541
Ending NAV                      $12.22
                             ----------
Investment Return            $1,020.87



Total Return Performance
------------------------
Investment Return            $1,020.87
Less Initial Investment      $1,000.00
                             ----------
                                $20.87 $1,000.00 x 100




Total Return:                     2.09%

DELAWARE GROUP GLOBAL ASSETS FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)

--------------------------------------------------------------------------------


Initial Investment               $1,000.00
Beginning OFFER                     $11.94
Initial Shares                      83.752



Fiscal  Beginning   Dividends   Reinvested   Cumulative
 Year     Shares    for Period    Shares         Shares

-------------------------------------------------------------
  1996      83.752     $0.500        3.578          87.330
-------------------------------------------------------------



Ending Shares                       87.330
Ending NAV                    x     $12.22
                                -----------
                                 $1,067.17
Less CDSC                           $10.00
                                -----------
Investment Return                $1,057.17


Total Return Performance
------------------------
Investment Return                $1,057.17
Less Initial Investment          $1,000.00
                                -----------
                                    $57.17 / $1,000.00 x 100




Total Return:                         5.72%

DELAWARE GROUP GLOBAL ASSETS FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)

--------------------------------------------------------------------------------


Initial Investment           $1,000.00
Beginning OFFER                 $11.94
Initial Shares                  83.752


Fiscal  Beginning   Dividends   Reinvested  Cumulative
 Year    Shares     for Period    Shares         Shares

--------------------------------------------------------
  1996    83.752    $0.500       3.578           87.330
--------------------------------------------------------



Ending Shares                   87.330
Ending NAV                 x    $12.22
                            -----------
Investment Return            $1,067.17



Total Return Performance
------------------------
Investment Return            $1,067.17
Less Initial Investment      $1,000.00
                            -----------
                                $67.17 /$1,000.00 x 100




Total Return:                     6.72%

DELAWARE GROUP GLOBAL BOND FUND A
TOTAL RETURN PERFORMANCE
SIX MONTHS
--------------------------------------------------------------------------------


Initial Investment             $1,000.00
Beginning OFFER                   $10.68
Initial Shares                    93.633


 Fiscal  Beginning  Dividends   Reinvested    Cumulative
  Year    Shares    for Period    Shares          Shares

----------------------------------------------------------
  1996    93.633      $0.360       3.125           96.758
----------------------------------------------------------







Ending Shares                     96.758
Ending NAV                   x    $11.31
                               ----------
Investment Return              $1,094.33





Total Return Performance
------------------------
Investment Return              $1,094.33
Less Initial Investment        $1,000.00
                               ----------
                                  $94.33 /$1,000.00 x 100



Total Return:                       9.43%

DELAWARE GROUP GLOBAL ASSETS FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)

--------------------------------------------------------------------------------


Initial Investment             $1,000.00
Beginning OFFER                   $12.03
Initial Shares                    83.126


  Fiscal  Beginning  Dividends   Reinvested    Cumulative
   Year    Shares    for Period    Shares           Shares

-------------------------------------------------------------
  1996    83.126      $0.162      11.497             94.623
-------------------------------------------------------------







Ending Shares                     94.623
Ending NAV                   x    $10.62
                               ----------
                               $1,004.90
Less CDSC                          $9.90
                               ----------
Investment Return                $995.00


Total Return Performance
------------------------
Investment Return                $995.00
Less Initial Investment        $1,000.00
                               ----------
                                  ($5.00)/$1,000.00 x 100




Total Return:                      -0.50%

DELAWARE GROUP GLOBAL ASSETS FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)

--------------------------------------------------------------------------------


Initial Investment           $1,000.00
Beginning OFFER                 $10.73
Initial Shares                  93.197


 Fiscal  Beginning  Dividends  Reinvested  Cumulative
  Year     Shares   for Period   Shares        Shares

------------------------------------------------------
  1996      93.197    $0.162     1.426        94.623
------------------------------------------------------




Ending Shares                   94.623
Ending NAV                      $10.62
                             ----------
Investment Return            $1,004.90



Total Return Performance
------------------------
Investment Return            $1,004.90
Less Initial Investment      $1,000.00
                             ----------
                                 $4.90 $1,000.00 x 100




Total Return:                     0.49%

DELAWARE GROUP GLOBAL ASSETS FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)

--------------------------------------------------------------------------------


Initial Investment               $1,000.00
Beginning OFFER                     $11.33
Initial Shares                      88.261


 Fiscal   Beginning   Dividends   Reinvested   Cumulative
  Year      Shares    for Period    Shares        Shares

----------------------------------------------------------
  1995      88.261     $0.054        0.424         88.685
----------------------------------------------------------
  1996      88.685     $0.875        7.367         96.052
----------------------------------------------------------


Ending Shares                       96.052
Ending NAV                    x     $10.62
                                -----------
                                 $1,020.07
Less CDSC                            $9.37
                                -----------
Investment Return                $1,010.70


Total Return Performance
------------------------
Investment Return                $1,010.70
Less Initial Investment          $1,000.00
                                -----------
                                    $10.70 / $1,000.00 x 100




Total Return:                         1.07%

DELAWARE GROUP GLOBAL ASSETS FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)

--------------------------------------------------------------------------------


Initial Investment           $1,000.00
Beginning OFFER                 $11.33
Initial Shares                  88.261


 Fiscal  Beginning  Dividends  Reinvested  Cumulative
  Year    Shares    for Period   Shares        Shares

------------------------------------------------------
  1995    88.261    $0.054       0.424         88.685
------------------------------------------------------
  1996    88.685    $0.875       7.367         96.052
------------------------------------------------------



Ending Shares                   96.052
Ending NAV                 x    $10.62
                            -----------
Investment Return            $1,020.07



Total Return Performance
------------------------
Investment Return            $1,020.07
Less Initial Investment      $1,000.00
                            -----------
                                $20.07 /$1,000.00 x 100




Total Return:                     2.01%

DELAWARE GROUP GLOBAL EMERGING MARKETS FUND A
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------


Initial Investment             $1,000.00
Beginning OFFER                   $10.10
Initial Shares                    99.010


 Fiscal  Beginning  Dividends   Reinvested   Cumulative
  Year    Shares    for Period    Shares        Shares

-----------------------------------------------------------
  1996    99.010      $0.000       0.000           99.010
-----------------------------------------------------------






Ending Shares                     99.010
Ending NAV                   x     $9.88
                               ----------
Investment Return                $978.22





Total Return Performance
------------------------
Investment Return                $978.22
Less Initial Investment        $1,000.00
                               ----------
                                 ($21.78)/$1,000.00 x 100



Total Return:                      -2.18%

DELAWARE GROUP GLOBAL EMERGING MARKETS FUND A
TOTAL RETURN PERFORMANCE
LIFE OF FUND

--------------------------------------------------------------------------------

Initial Investment                         $1,000.00
Beginning OFFER                               $10.50
Initial Shares                                95.238



 Fiscal  Beginning  Dividends   Reinvested  Cumulative
 Year    Shares     for Period    Shares      Shares

-----------------------------------------------------
  1996      95.238    $0.000     0.000        95.238
-----------------------------------------------------







Ending Shares                   95.238
Ending NAV                       $9.88
                           ------------
Investment Return              $940.95





Total Return Performance
------------------------
Investment Return              $940.95
Less Initial Investment      $1,000.00
                           ------------
                               ($59.05)/1000 x 100





Total Return:                     5.91%

DELAWARE GROUP EMERGING MARKETS FUND B
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment             $1,000.00
Beginning OFFER                    $9.61
Initial Shares                   104.058


 Fiscal  Beginning  Dividends   Reinvested     Cumulative
  Year    Shares    for Period    Shares         Shares

------------------------------------------------------------
  1996   104.058      $0.000       0.000            104.058
------------------------------------------------------------






Ending Shares                    104.058
Ending NAV                   x      9.86

                              -----------
                               $1,026.01
Less CDSC                         $40.00
                              -----------

Investment Return                $986.01


Total Return Performance
------------------------
Investment Return                $986.01
Less Initial Investment        $1,000.00
                              -----------

                                 ($13.99)/$1,000.00 x 100



Total Return:                      -1.40%

DELAWARE GROUP EMERGING MARKETS FUND B
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                  $9.61
Initial Shares                 104.058


 Fiscal   Beginning  Dividends  Reinvested   Cumulative
  Year     Shares    for Period   Shares       Shares

-------------------------------------------------------
  1996     104.058    $0.000     0.000         104.058
-------------------------------------------------------




Ending Shares                  104.058
Ending NAV                       $9.86
                           ------------
Investment Return            $1,026.01



Total Return Performance
------------------------
Investment Return            $1,026.01
Less Initial Investment      $1,000.00
                           ------------
                                $26.01 /$1,000.00 x 100




Total Return:                     2.60%

DELAWARE GROUP EMERGING MARKETS FUND B
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment               $1,000.00
Beginning OFFER                     $10.00
Initial Shares                     100.000


Fiscal   Beginning  Dividends   Reinvested    Cumulative
 Year     Shares    for Period    Shares        Shares

----------------------------------------------------------
  1996     100.000     $0.000        0.000        100.000
----------------------------------------------------------



Ending Shares                      $100.00
Ending NAV                    x      $9.86
                                -----------
                                   $986.00
Less CDSC                           $39.44

                                -----------
Investment Return                  $946.56


Total Return Performance
------------------------
Investment Return                  $946.56
Less Initial Investment          $1,000.00

                                -----------
                                   ($53.44)/ $1,000.00 x 100




Total Return:                        -5.34%

DELAWARE GLOBAL EMERGING MARKETS FUND B
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                 $10.00
Initial Shares                 100.000


 Fiscal  Beginning  Dividends   Reinvested  Cumulative
  Year    Shares    for Period   Shares        Shares

-------------------------------------------------------
  1996   100.000    $0.000       0.000         100.000
-------------------------------------------------------





Ending Shares                  100.000
Ending NAV                 x     $9.86
                            -----------
Investment Return              $986.00



Total Return Performance
------------------------
Investment Return              $986.00
Less Initial Investment      $1,000.00
                            -----------
                               ($14.00)/$1,000.00 x 100




Total Return:                    -1.40%

DELAWARE GROUP GLOBAL EMERGING MARKETS FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment             $1,000.00
Beginning OFFER                    $9.61
Initial Shares                   104.058



 Fiscal  Beginning  Dividends   Reinvested   Cumulative
  Year    Shares    for Period    Shares          Shares

----------------------------------------------------------
  1996   104.058      $0.000      0.000           104.058
----------------------------------------------------------







Ending Shares                    104.058
Ending NAV                   x     $9.86
                               ----------
                               $1,026.01
Less CDSC                         $10.00
                               ----------
Investment Return              $1,016.01


Total Return Performance
------------------------
Investment Return              $1,016.01
Less Initial Investment        $1,000.00
                               ----------
                                  $16.01 /$1,000.00 x 100




Total Return:                       1.60%

DELAWARE GROUP GLOBAL EMERGING MARKETS FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                  $9.61
Initial Shares                 104.058


 Fiscal  Beginning  Dividends  Reinvested  Cumulative
  Year     Shares   for Period   Shares        Shares

----------------------------------------------------
  1996     104.058    $0.000    0.000       104.058
----------------------------------------------------



Ending Shares                  104.058
Ending NAV                       $9.86
                             ----------
Investment Return            $1,026.01



Total Return Performance
------------------------
Investment Return            $1,026.01
Less Initial Investment      $1,000.00
                             ----------
                                $26.01 /$1,000.00 x 100




Total Return:                     2.60%

DELAWARE GROUP GLOBAL EMERGING MARKETS FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment               $1,000.00
Beginning OFFER                     $10.00
Initial Shares                     100.000


Fiscal  Beginning   Dividends   Reinvested   Cumulative
 Year     Shares    for Period    Shares        Shares

----------------------------------------------------------
  1996     100.000     $0.000        0.000        100.000
----------------------------------------------------------




Ending Shares                      100.000
Ending NAV                    x      $9.86
                                -----------
                                   $986.00
Less CDSC                            $9.86
                                -----------
Investment Return                  $976.14


Total Return Performance
------------------------
Investment Return                  $976.14
Less Initial Investment          $1,000.00
                                -----------
                                   ($23.86)/ $1,000.00 x 100




Total Return:                        -2.39%

DELAWARE GROUP GLOBAL EMERGING MARKETS FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)

--------------------------------------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                 $10.00
Initial Shares                 100.000


 Fiscal  Beginning  Dividends   Reinvested  Cumulative
  Year    Shares    for Period   Shares        Shares

-------------------------------------------------------
  1996   100.000    $0.000       0.000         100.000
-------------------------------------------------------





Ending Shares                  100.000
Ending NAV                 x     $9.86
                            -----------
Investment Return              $986.00



Total Return Performance
------------------------
Investment Return              $986.00
Less Initial Investment      $1,000.00
                            -----------
                               ($14.00)/$1,000.00 x 100




Total Return:                    -1.40%

DELAWARE GROUP EMERGING MARKETS FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
THREE MONTHS

--------------------------------------------------------------------------------

Initial Investment             $1,000.00
Beginning OFFER                    $9.63
Initial Shares                   103.842


<Caption
 FISCAL  BEGINNING  DIVIDENDS   REINVESTED     CUMULATIVE
  YEAR    SHARES    FOR PERIOD    SHARES         SHARES

-----------------------------------------------------------
  1996   103.842      $0.000      0.000            103.842
-----------------------------------------------------------







Ending Shares                    103.842
Ending NAV                   x     $9.90

                               ----------

Investment Return              $1,028.04




Total Return Performance
------------------------
Investment Return              $1,028.04
Less Initial Investment        $1,000.00
                               ----------

                                  $28.04 /$1,000.00 x 100



Total Return:                       2.80%

DELAWARE GROUP EMERGING MARKETS FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
LIFE OF FUND

--------------------------------------------------------------------------------

Initial Investment           $1,000.00
Beginning OFFER                 $10.00
Initial Shares                 100.000



 FISCAL   BEGINNING  DIVIDENDS   REINVESTED   CUMULATIVE
  YEAR     SHARES    FOR PERIOD    SHARES       SHARES

---------------------------------------------------------
  1996     100.000    $0.000       0.000         100.000
---------------------------------------------------------





Ending Shares                  100.000
Ending NAV                       $9.90
                            -----------

Investment Return              $990.00



Total Return Performance
------------------------
Investment Return              $990.00
Less Initial Investment      $1,000.00

                            -----------
                               ($10.00)/$1,000.00 x 100




Total Return:                    -1.00%